Birmiwal Oasis Fund

    “The top-performing new fund”

             John Waggoner, USA Today (12/26/03)

                             One - year  total  return*:  126%

*Since inception on 4/1/2003 to 3/31/2004. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus from the website www.birmiwal.com or by calling the transfer agent at 1-800-417-5525. The prospectus should be read carefully before investing.

How to contact us:

1.

Visit the website: www.birmiwal.com

2.

Call toll free: 1-(800) 417-5525

3.

Send email: info@birmiwal.com

Birmiwal  Oasis  Fund

5270 Highland Drive

Bellevue, WA 98006-3424